COPY

First Amendment to

LEASE AND OPTION AGREEMENT

Dated January 1, 1992

The undersigned "Lessor" and "Lessee" under the above described Lease and Option Agreement dated January 1, 1992, desiring to extend the Lease Term for an additional ten (10) years, hereby amend paragraph 2 thereof to read as follows:

> "2. **LEASE TERM**: Lessee shall have and hold the Premises for a term commencing on the date hereof (the "Commencement Date") and ending twenty (20) years from the Commencement Date, unless sooner terminated as hereinafter provided."

As hereby amended the Lease and Option Agreement (which are by this reference incorporated herein) are in all respects confirmed.

IN WITNESS WHEREOF, the parties have executed this instrument in two or more counterparts, each as an original and all together as one instrument as of January 1, 1999.

LESSOR:

THE CALDWELL SURVIVOR'S TRUST
UTA DATED 9/29/86 AND
THE CALDWELL MARITAL TRUST
UTA DATED 9/29/86

By Phila M. Caldwell
Phila M. Caldwell
- Trustee

By Gordon B. Crary, Jr.
Gordon B. Crary, Jr.
- Trustee

LESSEE:

SANTA PAULA LAND CO., INC.

By ______________________
Chairman

By ______________________
President

APPROVED:

LIMONEIRA COMPANY

By ______________________
- Guarantor